UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2025

WideOpenWest, Inc.†

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-38101	46-0552948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 1000

Englewood, CO 80111

(Address of Principal Executive Offices, including Zip Code)

(720) 479-3500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

† In connection with the completion of the transactions to which this Current Report on Form 8-K relates, the registrant’s common stock ceased trading on the New York Stock Exchange.

Introductory Note

On December 31, 2025, WideOpenWest, Inc. (the “Company”), Bandit Parent, LP, a Delaware limited partnership (“Parent”), and Bandit Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), completed the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of August 11, 2025 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub. Parent and Merger Sub are affiliates of DigitalBridge Investments, LLC (“DigitalBridge”) and Crestview Partners III GP, L.P. (“Crestview”). Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

At the Effective Time, in accordance with the terms set forth in the Merger Agreement, each issued and outstanding share of common stock of the Company, par value $0.01 per share (“Company Common Stock”) (except for shares directly owned by the Company as treasury stock or otherwise, or by Parent or Merger Sub immediately prior to the Effective Time, including any shares of Company Common Stock which were contributed to Parent by certain stockholders of the Company (the “Rollover Stockholders”) in accordance with the voting, support and rollover agreement by and among the Rollover Stockholders, the Company and Parent, dated as of the date of the Merger Agreement (the “Support and Rollover Agreement,” and such shares, the “Rollover Shares”), or by any holder who was entitled to demand appraisal and properly exercised such appraisal rights pursuant to Section 262 of the General Corporation Law of the State of Delaware, which, in each case, were treated as described in the Merger Agreement), was automatically converted into the right to receive $5.20 per share in cash, without interest (the “Merger Consideration”), subject to any required tax withholding.

In addition, pursuant to the Merger Agreement, in accordance with the terms set forth therein and unless otherwise agreed in writing between Parent and the applicable holder, at the Effective Time:

•	Each outstanding restricted share award in respect of Company Common Stock (each, a “Company RSA”) that was held by a Rollover Stockholder as of immediately prior to the Effective Time (each, a “Rollover RSA”) became fully vested and was treated as a Rollover Share;

•	Each outstanding Company RSA (or portion thereof), other than a Rollover RSA, that was (i) held by a non-employee director of the Company, (ii) granted in calendar year 2023 or 2024 and was scheduled to vest on or before April 30, 2026, in each case, as of immediately prior to the Effective Time, became fully vested and was converted into the right to receive the Merger Consideration in respect of each share of Company Common Stock subject to such Company RSA (or portion thereof);

•	Each other outstanding Company RSA (or portion thereof) was converted into a cash award based on the Merger Consideration, subject to vesting in accordance with the original Company RSA vesting terms;

•	(i) Each outstanding restricted share unit award granted subject to any performance-based vesting terms in respect of Company Common Stock (each, a “Company PSU Award”) that was granted in calendar year 2023, and (ii) a prorated portion of each Company PSU Award that was granted in calendar year 2024, determined based on a fraction, the numerator of which equaled the number of whole months between the grant date applicable to such Company PSU Award and April 30, 2026, and the denominator of which equaled 36, became fully vested, with any performance-based vesting conditions deemed achieved based on actual performance through the latest practicable date prior to the Effective Time, and converted into the right to receive the Merger Consideration;

•	Each other outstanding Company PSU Award was converted into a cash award, with any performance-based vesting conditions deemed achieved based on actual performance through the latest practicable date prior to the Effective Time, based on the Merger Consideration, subject to vesting in accordance with the original Company PSU vesting terms, except that any performance-based vesting conditions no longer apply from and after the Effective Time; and

•	Each long-term cash award that was outstanding as of immediately prior to the Effective Time received the same treatment as the Company RSA or Company PSU Award to which it corresponded.

As a result of the completion of the Merger, the Company became an indirect wholly owned subsidiary of Parent.

The foregoing description of the Merger, the Merger Agreement and the other transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 14, 2025, which is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Before the commencement of trading on December 31, 2025, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed and requested that the NYSE suspend trading of the Company Common Stock on the NYSE. The Company also requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Company Common Stock from the NYSE and the deregistration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the shares of Company Common Stock will no longer be listed on the NYSE.

In addition, following the effectiveness of the Form 25, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of all shares of Company Common Stock under Section 12(g) of the Exchange Act, and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to all shares of Company Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 2.01, 3.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

As a result of the Merger, each share of Company Common Stock (except as described in Item 2.01 of this Current Report on Form 8-K) that was issued and outstanding immediately prior to the Effective Time was automatically cancelled and exchanged, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, Gunjan Bhow, Jill Bright, Brian Cassidy, Teresa Elder, Daniel Kilpatrick, Jeffrey Marcus, Jose Segrera, Phil Seskin, and Barry Volpert each resigned from the board of directors of the Company (the “Board”) and from all committees of the Board on which they served, and the pre-closing directors of Merger Sub became the directors of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s Amended and Restated Certificate of Incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety as the Second Amended and Restated Certificate of Incorporation of the Company (the “Charter”). A copy of the Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Additionally, pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s Amended and Restated Bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time of the Merger, except that references to Merger Sub’s name were replaced with references to the Company’s name (the “Bylaws”). A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 11, 2025, by and among Bandit Parent, LP, Bandit Merger Sub, Inc. and WideOpenWest, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 14, 2025).
3.1	Second Amended and Restated Certificate of Incorporation of WideOpenWest, Inc., dated as of December 31, 2025.
3.2	Second Amended and Restated Bylaws of WideOpenWest, Inc., dated as of December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEOPENWEST, INC.

Date: December 31, 2025	By:	/s/ John Rego
John Rego
Chief Financial Officer